Filed Pursuant to Rule 497(a)

File No. 333-208622

Rule 482 AD

PRICING TERM SHEET	STRICTLY CONFIDENTIAL

Dated September 27, 2016

New Mountain Finance Corporation

5.00% Convertible Notes due 2019

The information in this pricing term sheet supplements New Mountain Finance Corporation’s preliminary prospectus supplement, dated September 26, 2016 (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	New Mountain Finance Corporation (“NMFC”)

Ticker / Exchange:	NMFC / The New York Stock Exchange (“NYSE”)

Title of securities:	5.00% Convertible Notes due 2019 (the “Notes”)

Aggregate principal amount offered:	$35,000,000 (or $40,250,000 if the underwriters fully exercise their option to purchase additional Notes)

Offering price:	100.75% of principal amount, plus $14.5833 of accrued interest (per $1,000 principal amount of Notes) from June 15, 2016

Annual interest rate:	The Notes will bear interest at a rate equal to 5.00% per year from June 15, 2016

NYSE Last Reported Sale Price on September 26, 2016:	$13.81 per share of NMFC common stock

Initial conversion price:	Approximately $15.80 per share of NMFC common stock

Initial conversion rate:	63.2794 shares of NMFC common stock per $1,000 principal amount of Notes

Interest payment dates:	June 15 and December 15, commencing on December 15, 2016

Maturity date:	June 15, 2019, unless earlier converted or repurchased

Joint book-running managers:	Wells Fargo Securities, LLC Goldman, Sachs & Co. Morgan Stanley & Co. LLC

Trade date:	September 27, 2016

Settlement date:	September 30, 2016

CUSIP:	647551AB6

ISIN:	US647551AB65

Fungibility:

The Notes will form a single series and be fungible with the $115,000,000 aggregate principal amount of the Company’s outstanding 5.00% Convertible Notes due 2019. After giving effect to the issuance of the Notes, there will be $150,000,000 aggregate principal amount (or $155,250,000 if the underwriters fully exercise their overallotment option)

of the Company’s 5.00% Convertible Notes due 2019 outstanding.

Use of Proceeds:

NMFC estimates that the net proceeds it will receive from the sale of $35,000,000 aggregate principal amount of Notes in this offering will be approximately $34.2 million (or approximately $39.3 million if the underwriters fully exercise their overallotment option), after deducting the discounts, commissions and estimated expenses payable by NMFC.

NMFC intends to use the net proceeds from this offering to repay outstanding indebtedness under its credit facilities. However, through re-borrowing under such credit facilities, NMFC intends to make new investments in accordance with its investment objective and strategies described in the Preliminary Prospectus and use available capital for other general corporate purposes, including working capital requirements. The Notes have no restrictions related to the type and security of assets in which NMFC might invest.

General

Please refer to the indenture governing the Notes for the exact terms relating to the conversion rate of the Notes.

This communication is intended for the sole use of the person to whom it is provided by the sender.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of NMFC before investing. The preliminary prospectus supplement, dated September 26, 2016, and accompanying prospectus, dated February 1, 2016, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about NMFC and should be read carefully before investing.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of any such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com; or Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, or by calling (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by email: prospectus-ny@ny.email.gs.com; or Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014.